Crow Point Hedged Global Equity Income Fund

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: CGHAX)

Class I Shares (Symbol: CGHIX)

Supplement dated January 7, 2014

to the Crow Point Hedged Global Equity Income Fund’s (the “Fund”) Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2013

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Effective October, 2013, Huntington National Bank, located at 7 East Oval, Columbus, OH 43219 serves as custodian of the Fund.

References to Union Bank, N.A. in the Fund’s Prospectus and SAI or any supplements thereto should be disregarded.

The section titled “Portfolio Managers” on page 4 of the Prospectus has been replaced in its entirety with the following:

Portfolio Managers.  The following serve as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund since:
Timothy P. O’Brien	Managing Member and Portfolio Manager of the Adviser	April 2012
Peter J. DeCaprio	Managing Member and Portfolio Manager of the Adviser	April 2012
Amit Chandra	Managing Member and Portfolio Manager of the Adviser	January 2013

The following biography of Amit Chandra is added to the other investment team member biographies provided in the section entitled “Management of the Fund” sub-section ‘Portfolio Managers’ on pages 11 of the Prospectus and in the section titled “Portfolio Managers” on page 29 of the SAI:

Amit Chandra joined Crow Point Partners in 2012 and serves as the firm’s Co-Chief Investment Officer and a principal. Prior to joining Crow Point, Mr. Chandra was the Chief Investment Officer of Golden Capital Management, a majority-owned subsidiary of Wells Fargo. He has also worked at Wells Capital Management and one of its predecessor firms, Evergreen Investments, beginning in March 2000. At Wells Capital Management, Mr. Chandra served as a Senior Portfolio Manager and Head of the Global Strategic Products team with over $12 billion in assets in a broad range of equity strategies, including Large-cap, Small-cap, International, and Global asset classes. These strategies included Mutual Funds, Commingled Trust Funds, Tax-Managed funds, Separately Managed Accounts, and restricted accounts (including SRI).  Prior to joining Evergreen, Mr. Chandra was the Director of Quantitative Research and Global Asset Allocation at Aeltus Investment Management. In that role, he was responsible for the quantitative research underlying approximately $22 billion in domestic and international equity strategies as well as global asset allocation. In addition to the more conventional asset classes, these strategies also included a Market-neutral fund, a REIT Fund, and a family of TAA/Lifecycle funds.  Prior to Aeltus Investments, Mr. Chandra was on the faculty of the W. Paul Stillman School of Business at Seton Hall University. He received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur and a Ph.D. in management science and finance from Pennsylvania State University. Mr. Chandra is a Chartered Financial Analyst, and a member of the Boston Securities Analysts Society, the American Finance Association, and the Chicago Quantitative Alliance.

The table in the section titled “Other Accounts Managed by Portfolio Managers” on page 29 of the SAI has been replaced with the following:

As of December 31, 2013 the portfolio managers were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Timothy P. O’Brien	3	$900,000,000	0	0	0	0
Peter J. DeCaprio	1	$33,300,000	0	0	3	$25,000,000
Amit Chandra	1	$33,300,000	0	0	3	$25,000,000

The table in the section titled “Portfolio Managers’ Ownership of the Fund” on page 30 of the SAI has been replaced with the following:

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of the period ended December 31, 2013

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund

Timothy P. O’Brien	None
Peter J. DeCaprio	Over $100,000
Amit Chandra	None

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 30, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-754-7940.

Supplement dated January 7, 2014